UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2017

American Resources Corporation
(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8856 South Street, Fishers, IN	46038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 685-2547

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

Effective November 8, 2017, William D. Bishop resigned as a director of American Resources Corporation (the “Company”). Mr. Bishop’s resignation from the Board of Directors of the Company did not result from any disagreement with the Company. We have provided Mr. Bishop with a copy of this current report before filing it with the Securities and Exchange Commission and he has advised that he agrees with the disclosures included herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESOURCES CORPORATION

November 9, 2017	By:	/s/ Mark C. Jensen
(Date)	Name:	Mark C. Jensen

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